2

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                     [ ] Confidential, for Use of
  [ ] Preliminary  proxy  statement                the  Commission  Only  (as
  [X] Definitive proxy statement                   permitted by Rule 14a-6(e)(2)
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            NICOLET BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
  [X]  No fee required
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

 (2) Aggregate  number  of  securities  to  which  transactions applies:

--------------------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

 (4) Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------

 (5) Total  fee  paid:

--------------------------------------------------------------------------------

 [ ] Fee   paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1) Amount previously paid:

--------------------------------------------------------------------------------

 (2) Form,  Schedule  or  Registration  Statement  no.:

--------------------------------------------------------------------------------

 (3) Filing  Party:

--------------------------------------------------------------------------------

 (4)  Date  Filed:

                            [NICOLET BANKSHARES LOGO]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2004

To  the  Shareholders  of  Nicolet  Bankshares,  Inc.:

     The 2004 Annual Meeting of Shareholders of Nicolet Bankshares, Inc. (the "Company") will be held at the Lambeau Field Atrium, Third Level, 1265 Lombardi Avenue, Green Bay, Wisconsin on Tuesday, May 4, 2004 at 5:00 p.m., for the purposes of:

     (1)  Electing directors; and

     (2) Transacting any other business as properly may come before the Annual Meeting or any adjournments of the meeting.

     The Board of Directors has set March 8, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as soon as possible. Returning your proxy will help ensure the greatest number of shareholders is present either in person or by proxy. If you attend the Annual Meeting and wish to vote your shares in person, you may do so at any time before the vote takes place.

                                             By Order of the Board of Directors,

                                             /s/ Robert B. Atwell
                                             Chief Executive Officer
                                             Nicolet Bankshares, Inc.

Green  Bay,  Wisconsin
March  22,  2004

     PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY.

                            NICOLET BANKSHARES, INC.


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 4, 2004


                                  INTRODUCTION

TIME  AND  PLACE  OF  THE  MEETING

     The Company's Board of Directors is furnishing this Proxy Statement to solicit proxies for use at the 2004 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 4, 2004 at 5:00 p.m. local time at the Lambeau Field Atrium, Third Level, 1265 Lombardi Avenue, Green Bay, Wisconsin and at any adjournment of the meeting.

RECORD  DATE  AND  MAILING  DATE

     The close of business on March 8, 2004 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this Proxy Statement and accompanying proxy card to shareholders on or about March 22, 2004.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the Record Date, the Company had 30,000,000 shares of Common Stock, $.01 par value, authorized, of which 2,951,154 shares were outstanding. Each outstanding share is entitled to one vote on all matters to be presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROCEDURES  FOR  VOTING  BY  PROXY

     The accompanying proxy card is for your use at the Annual Meeting if you are unable to attend in person or are able to attend but do not wish to vote in person. You should specify your choices with regard to the proposals on the proxy card. If you properly sign, return and do not revoke your proxy, the persons named as proxies will vote your shares according to the instructions you have specified on your proxy card.

     If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, the shares represented by your signed and dated proxy card will be voted FOR each of the proposals described in this Proxy Statement. If any nominee for election to the Board of Directors named in this Proxy Statement becomes unavailable for election for any reason, the proxy may be voted for a substitute nominee selected by the Executive Committee of the Board of Directors. Alternatively, the Board of Directors may operate with a vacancy or reduce the size of the Board after the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon the matters according to their judgment. The Board of Directors is not aware of any other business to be presented for a vote of the shareholders at the Annual Meeting.

REVOKING  YOUR  PROXY

     Returning your proxy does not affect your right to vote in person if you attend the Annual Meeting. You can revoke your proxy at any time before it is voted by delivering to Michael E. Daniels, Secretary of the Company, at 110 South Washington Street, Green Bay, Wisconsin 54301, either a written revocation of your proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the votes entitled to be cast are represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected.

     In the election of directors, you will have as many votes as the number of shares you own, multiplied by the number of directors (15) to be elected. When voting by proxy or in person at the Annual Meeting, you may do one of the following:

     - You may vote FOR all of the director nominees. If you wish to withhold authority as to certain nominees, however, you may do so by writing the name of the person or persons for whom you do not want to vote in the space provided on the proxy.

     - You may WITHHOLD AUTHORITY to vote for all or some of the director nominees, in which case none of those nominees will receive any of your votes.

     - You may CUMULATE all of your votes for one director nominee or distribute them among as many nominees as you choose. For example, the election of 15 directors entitles a shareholder who owns 100 shares of stock to 1,500 votes. That shareholder may vote all 1,500 votes for one director nominee or may allocate those votes among two or more of the nominees. If you wish to cumulate your votes, you must write "Cumulate For" in the space provided on the proxy and indicate the nominees for whom you wish to vote and the number of votes to be cast for each such nominee.

     To be elected, a director nominee must receive more votes than any other nominee for the same seat on our Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. We do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the Annual Meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on one or more other proposals are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. Broker votes are permitted in connection with uncontested elections of directors. As a result, broker non-votes will not exist in connection with the Annual Meeting unless a non-discretionary proposal is properly brought before the meeting.

     In general, the approval of any matter (other than the election of directors) that may properly come before the Annual Meeting requires that more votes be cast in favor of the matter than against it. In such cases, abstentions and broker non-votes will have no effect on the approval of the proposal in question.

SOLICITATION  OF  PROXIES

     The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS

     At this Annual Meeting, the terms of the directors listed below will expire. The Board of Directors has nominated each of these directors to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one-year term that will expire at the 2005 Annual Meeting of Shareholders and upon the election and qualification of his or her successor. If any of the nominees should be unavailable to serve for any reason (which we do not anticipate), the Board of Directors may (1) designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), (2) allow the vacancy or vacancies to remain open pending the nomination of a suitable candidate or candidates, or (3) by resolution provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSAL TO RE-ELECT EACH OF THE DIRECTOR NOMINEES LISTED BELOW.

     All of the directors listed below are also directors of Nicolet National Bank, a wholly-owned subsidiary of the Company ("Nicolet National"). Except as otherwise indicated, each of the named persons has been engaged in his or her present principal occupation for more than five years. The ages shown are as of December 31, 2003.

                                                               POSITIONS AND
NAME (AGE)                  DIRECTOR SINCE                  BUSINESS EXPERIENCE
--------------------------  --------------  ---------------------------------------------------
Robert B. Atwell (46)                 2000  Chairman of the Company since 2002; President
                                            and chief executive officer of the Company and
                                            Nicolet National since 2000; previously employed
                                            by Associated Bank Green Bay from 1987 to 2000
                                            in various capacities, most recently serving as
                                            executive vice president and senior lending
                                            officer.


                                        3

                                                               POSITIONS AND
NAME (AGE)                  DIRECTOR SINCE                  BUSINESS EXPERIENCE
--------------------------  --------------  ---------------------------------------------------
Michael E. Daniels (39)               2000  Executive vice president and chief lending officer
                                            of Nicolet National since 2000 and Secretary of
                                            the Company since 2002; previously employed by
                                            Associated Bank Green Bay from 1995 to 2000 as
                                            senior vice president and metro group manager for
                                            business banking.

Wendell E. Ellsworth (63)             2000  Owner and chief executive officer, Algoma
                                            Hardwoods, Inc., Appalachian Door, LLC and
                                            Algoma Door, Inc., door manufacturers; and WEE
                                            Enterprises, a real estate company.

Deanna L. Favre (35)                  2000  Chief executive officer, Favre Forward
                                            Foundation, which supports disadvantaged and
                                            disabled children's causes.

Michael F. Felhofer (46)              2000  President, Candleworks of Door County, Inc., a
                                            candle manufacturer and retailer.  Previously,
                                            advisor, Lang Candles, Ltd., a candle company.

James M. Halron (50)                  2000  Co-owner, Halron Oil Company, Inc., a gas and
                                            oil distributor; co-owner of Halco Barge Lines,
                                            Inc, Halco Terminals, Inc., and Halron Brothers
                                            LLP, and Halron Partnership LLP, real estate
                                            partnerships.

Philip J. Hendrickson (83)            2000  Retired; former chairman, chief executive officer
                                            and president of KI Krueger International, a
                                            manufacturer of office, commercial, institutional
                                            and educational furniture.  Also a director of
                                            Ariens Co., Brillion, Wisconsin and Trudell
                                            Trailer Co., DePere, Wisconsin.

Andrew F. Hetzel, Jr. (47)            2001  President of NPS Corp., a manufacturer and
                                            marketer of spill control and protection packaging
                                            products; managing member of H&L Services
                                            LLC, a real estate development company.

Terrence J. Lemerond (65)             2000  Owner and President, Euro Pharma Inc., a
                                            distributor of therapeutic skin care products,
                                            exclusive personal care products and unique
                                            natural remedies.  Former owner and founder of
                                            Enzymatic Therapy, a vitamin and health
                                            supplement manufacturer.

Donald J. Long, Jr. (46)              2000  Owner and president, Century Drill & Tool Co.,
                                            Inc., an expediter of power tool accessories.


                                        4

                                                               POSITIONS AND
NAME (AGE)                  DIRECTOR SINCE                  BUSINESS EXPERIENCE
--------------------------  --------------  ---------------------------------------------------
Susan L. Merkatoris (40)              2003  Owner and President of Susan L. Merkatoris,
                                            CPS, SC, a consulting business specializing in
                                            small business accounting and management
                                            issues; Co-owner Larboard Enterprises, LLC, a
                                            packing and shipping franchise doing business as
                                            The UPS Stores; Co-owner and Vice President,
                                            Midwest Stihl Inc., a distributor of Stihl power
                                            products; Previously Manager of Accounting and
                                            Finance, Claim Management Service, Inc.

Wade T. Micoley (43)                  2000  Owner, Re/Max 1st Advantage, a real estate
                                            brokerage franchise; partner, Whirthington
                                            Estates, Inc., a real estate development company;
                                            and owner, Tycore Built LLC, a residential and
                                            commercial contracting company.

Ronald C. Miller (66)                 2000  Retired president and chief executive officer, Four
                                            Corporation, an automated welding equipment
                                            and custom fabricating/machining business.

Sandra A. Renard (64)                 2001  President and owner, Renco Machine Company,
                                            Inc., a manufacturer of equipment for the paper
                                            making industry and foundries.

Robert J. Weyers (39)                 2000  Co-owner, Weyers Group, WB Investors, LLC, a
                                            real estate investment company; Kensington
                                            Properties, LLC, a commercial and retail real
                                            estate developer; and Commercial Horizons, Inc.,
                                            a commercial property management company.


EXECUTIVE  OFFICERS

     The Company's executive officers are Robert B. Atwell, Michael E. Daniels and Jacqui A. Engebos. Please see "Directors and Nominees" above for information relating to Messers. Atwell and Daniels. Ms. Engebos's biographical information appears below.

     Jacqui A. Engebos has served as Nicolet National's Vice President and Chief Financial Officer since 2000 and has served in those capacities with the Company since its formation to serve as the bank's holding company in 2002. She was previously employed by Associated Bank Green Bay from 1986 to 2000, most recently as its Vice President and Chief Financial Officer.

MANAGEMENT  STOCK  OWNERSHIP

     The following table lists the number and percentage ownership of shares of common stock beneficially owned as of December 31, 2003 by each director and director nominee of the Company, each executive officer named in the Summary Compensation Table, all current executive officers and directors as a group and any persons known to management to own over five percent of the Company's outstanding common stock.

     Information relating to beneficial ownership of Company common stock is based upon "beneficial owner" concepts set forth in rules under the Securities and Exchange Act of 1934, as amended. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power" or "investment power" over the security. Voting power includes the power to vote or to direct the voting of the security, and investment power includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

                                                 Number        Percentage of
                                                   of           Outstanding
     Name                                        Shares           Shares(1)
     ----------------------------------------  ---------------  -------------
     Robert B. Atwell                              106,000(2)             3.3
     Michael E. Daniels                            102,789(3)             3.2
     Wendell E. Ellsworth                           97,577(4)             3.1
     Jacqui A. Engebos                              23,333(5)               *
     Deanna L. Favre                                87,500(8)             2.7
     Michael F. Felhofer                            67,500(7)             2.1
     James M. Halron                                57,500(7)             1.8
     Philip J. Hendrickson                         105,000(8)             3.3
     Andrew F. Hetzel, Jr.                          100,00(0)             3.1
     Terrence J. Lemerond                          117,500(7)             3.7
     Donald J. Long, Jr.                            71,900(7)             2.3
     Susan L. Merkatoris                             6,000(9)               *
     Wade T. Micoley                               107,450(10)            3.4
     Ronald C. Miller                               77,500(7)             2.4
     Sandra A. Renard                              100,000(11)            3.1
     Robert J. Weyers                               65,500(7)             2.1

     All Directors and Executive Officers
     as a Group (16 persons)                     1,293,049(12)           40.6

----------------
*     Represents  less  than  one  percent.

1     For  purposes of this table, percentages shown treat all shares subject to exercisable warrants and options held by directors and executive officers as if they were issued and outstanding.

2     Includes  1,000  shares held by children, as to which his spouse serves as custodian, an exercisable option to purchase 71,500 shares of common stock granted to Mr. Atwell under his employment agreement and an exercisable warrant for 7,500 shares granted to Mr. Atwell as an organizer of Nicolet National.

3     Includes  11,000 shares held jointly with his spouse, 2,420 shares held by minor children, 9,803 shares held in his spouse's IRA, an exercisable option to purchase 57,500 shares of common stock granted to Mr. Daniels under his employment agreement and an exercisable warrant for 7,500 shares granted to Mr. Daniels as an organizer of Nicolet National.


                                        6

4     Includes 35,100 shares held jointly with his spouse, 16,000 shares held in trusts for the benefit of grandchildren and an exercisable warrant for 7,500 shares granted to Mr. Ellsworth as an organizer of Nicolet National.

5     Includes  exercisable  options  to purchase 18,333 shares of common stock.

6     Includes  80,000  shares  held  jointly with her spouse and an exercisable warrant for 7,500 shares granted to Ms. Favre as an organizer of Nicolet
National.

7     Includes an exercisable warrant for 7,500 shares granted to each organizer of Nicolet National.

8     Includes 75,000 shares held jointly with his spouse; 22,500 shares held in a trust for the benefit of his children, as to which his spouse serves as trustee; and an exercisable warrant for 7,500 shares granted to Mr. Hendrickson as an organizer of Nicolet National.

9     Includes  2,000  shares held jointly with her spouse and 4,000 shares held in trust for nieces.

10     Includes  70,550  shares held in a joint trust, 4,700 shares held in each of two children's names, 1,000 shares held in his spouse's IRA, and an exercisable warrant for 7,500 shares granted to Mr. Micoley as an organizer of Nicolet National.

11     Includes  100,000  shares  held  as  trustee  for  a  joint  trust.

12     Includes  exercisable  options to purchase 147,333 shares of common stock and 90,000 shares subject to exercisable warrants granted to the organizers of Nicolet National.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our Board of Directors conducts its business through meetings of the full Board and through committees. The Company's committees include an Audit Committee and an Administrative Committee. During 2003, the Board of Directors held ten meetings, the Audit Committee held six meetings and the Administrative Committee held six meetings. Because all of our personnel are employed by Nicolet National and not by the Company, the Executive Committee of the Nicolet National Board of Directors determines the compensation for our executive officers.

     AUDIT COMMITTEE. The Audit Committee is responsible for reviewing with the Company's independent accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; pre-approving all audit and permissible non-audit services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee has adopted a charter (attached as Appendix
A) that describes its responsibilities in greater detail.

     Audit Committee members are Susan L. Merkatoris, Sandra A. Renard and James
M. Halron. Although the Company's stock is not listed on an exchange or traded on the Nasdaq Stock Market, each member of the Audit Committee meets the requirements for independence as defined by Nasdaq listing standards. Although none of the Committee members meets the criteria specified under applicable Securities and Exchange Commission ("SEC") regulations for an "audit committee financial expert," each has the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee.

     ADMINISTRATIVE COMMITTEE. The Administrative Committee is responsible for reviewing and administering our stock incentive plans, including making grants under those plans. Administrative Committee members are Donald J. Long, Jr., Andrew F. Hetzel, Jr., Wendell E. Ellsworth and Philip J. Hendrickson. Each is an independent director under standards promulgated by the Nasdaq Stock Market.

     EXECUTIVE COMMITTEE. The Nicolet National Executive Committee is authorized to exercise the Nicolet National Board of Directors' authority between board meetings, subject to specific limitations. It also determines the compensation to be paid to our executive officers and functions as a nominating committee to select nominees for election as directors of the Company. The Committee does not have a charter. The Committee will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in
Section 2.6 of the Company's Bylaws. See "Director Nominations and Shareholder Communications" below.

     Executive Committee members are Donald J. Long, Jr.; Wendell E. Ellsworth, Philip J. Hendrickson, Andrew F. Hetzel, Jr., Robert B. Atwell and Michael E. Daniels. Messrs. Long, Ellsworth, Hendrickson and Hetzel are independent directors under standards promulgated by the Nasdaq Stock Market. Each of Messrs. Atwell and Daniels abstains from the determination of his own compensation.

DIRECTOR  COMPENSATION

     Directors receive $200 for each Board meeting and $100 for each committee meeting attended.

     On April 17, 2003, Andrew F. Hetzel, Jr. and Sandra A. Renard each received options to purchase 3,000 shares of Company common stock at an exercise price of $12.50 per share, representing the fair market value on the date of grant. The options vest in three equal annual increments beginning on the one-year anniversary of the date of grant.

AUDIT  COMMITTEE  REPORT

     The Audit Committee reports as follows with respect to the audit of the Company's 2003 audited consolidated financial statements.

     - The Committee has reviewed and discussed the Company's 2003 audited consolidated financial statements with the Company's management;

     - The Committee has discussed with the independent auditors, McGladrey & Pullen, LLP, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The Committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1, which relates to the auditor's independence from the corporation and its related entities, and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2003 audited consolidated financial statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's 2003 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 9, 2004     Susan L. Merkatoris
                            Sandra A. Renard
                            James M. Halron

CHANGE  IN  ACCOUNTANTS

     On May 20, 2003, the Company dismissed Porter Keadle Moore, LLP ("Porter Keadle Moore") as its independent accountants and changed its independent accountants to McGladrey & Pullen, LLP ("McGladrey & Pullen"). Porter Keadle Moore has continued to render consulting and other non-audit services to the Company since the change in independent accountants.

     Prior to such dismissal, the Company did not consult with McGladrey & Pullen regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with McGladrey & Pullen regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     The reports of Porter Keadle Moore on the Company's consolidated financial statements for the fiscal years ended December 31, 2002, 2001 and 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2002, 2001 and 2000 and during the subsequent interim period preceding the Company's dismissal of Porter Keadle Moore, there have been no disagreements with Porter Keadle Moore on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Porter Keadle Moore, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its report.

     The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

     The Company reported this change in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2003. The Company requested that Porter Keadle Moore furnish it with a letter addressed to the SEC stating whether or not it agreed with the above statements. A copy of such letter, dated May 22, 2003, was filed as Exhibit 16 to the above-referenced Form 8-K.

FEES BILLED BY MCGLADREY & PULLEN

     The following table sets forth the fees billed to the Company for the professional audit services of McGladrey & Pullen and fees billed for other services rendered by RSM McGladrey, Inc., an independently owned and managed affiliate of McGladrey & Pullen, for the last two fiscal years. McGladrey & Pullen was retained on May 20, 2003 to serve as the Company's independent auditor.

             FEES          2003    2002
     -------------------  -------  -----
     Audit fees (1)       $47,427  $   0
     Audit-related fees         0      0
     Tax fees                   0      0
     All other fees             0      0
      Total fees          $47,427  $   0
     -------------------  =======  =====

     (1) Audit fees consist of fees for professional services rendered for the audit of the Company's financial statements, review of financial statements included in the Company's quarterly reports, and review and assistance with review of other SEC filings.

     Representatives of McGladrey & Pullen are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

FEES  BILLED  BY  PORTER  KEADLE  MOORE

     The following table sets forth the fees billed to the Company for the professional services of Porter Keadle Moore during its service as the Company's independent auditor in the years indicated. Porter Keadle Moore was dismissed as the Company's independent auditor on May 20, 2003.

              FEES            2003     2002
     ----------------------  -------  -------
     Audit fees . . . . . .  $44,308  $57,805
     Audit-related fees (1)        0   21,729
     Tax fees (2) . . . . .    9,040    8,145
     All other fees (3) . .   20,255   10,045
      Total fees. . . . . .  $76,603  $97,724
                             =======  =======

     (1) The Audit-related fees consist principally of professional fees related to the preparation of the SB-2 Offering Statement for the Company's secondary offering of securities.

     (2) The Tax fees consist principally of professional fees related to tax return preparation and assistance with quarterly tax estimates.

     (3) The All other fees consist principally of professional fees related to the formation of the Company as a holding company for the Bank in 2002, and related to assistance, review and due diligence associated with a potential business acquisition and participation in the annual planning process for management and the Board of Directors for 2003.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

     The following table shows information concerning annual and long term compensation for services in all capacities to the Company and its subsidiaries for the fiscal years indicated of our Chief Executive Officer and the other most highly compensated executive officers who served in such capacities as of December 31, 2003 and who earned over $100,000 in salary and bonus during 2003 (the "Named Executive Officers").

                                                                         Long-Term
                                                                        Compensation
                                             Annual Compensation           Awards
                                    ----------------------------------  -------------
                                                                         Securities
                                                                         Underlying
Name and                                                Other Annual       Options         All Other
Principal Position            Year   Salary    Bonus   Compensation(1)  (# of shares)  Compensation (2)
----------------------------  ----  --------  -------  ---------------  -------------  -----------------

Robert B. Atwell              2003  $166,500  $99,900            - 0 -          - 0 -  $          13,002
----------------              2002  $166,500  $61,325            - 0 -          - 0 -  $          12,586
President and Chief           2001  $166,500    - 0 -            - 0 -          - 0 -  $          11,790
Executive Officer

Michael E. Daniels            2003  $141,500  $63,675            - 0 -          - 0 -  $           1,939
------------------            2002  $141,500  $50,175            - 0 -          - 0 -  $           1,746
Executive Vice President      2001  $141,500    - 0 -            - 0 -          - 0 -  $           9,574
and Chief Lending Officer

Jacqui A. Engebos             2003  $ 95,400  $21,481            - 0 -          - 0 -  $           5,539
-----------------             2002  $ 93,510  $15,000            - 0 -          - 0 -  $           6,228
Vice President and            2001  $ 86,154  $15,000            - 0 -          5,000  $           4,596
Chief Financial Officer

----------------
     (1) We have omitted information on "perks" and other personal benefits with an aggregate value below the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

     (2) Includes the following amounts in life insurance premiums and 401(k) Company contributions:

                    Premiums   401(k) Match
                   ----------  ------------
Mr. Atwell   2003  $    3,012  $      9,990
             2002  $    2,597  $      9,989
             2001  $    2,184  $      9,606

Mr. Daniels  2003  $    1,939  $        -0-
             2002  $    1,746  $        -0-
             2001  $    1,411  $      8,163

Ms. Engebos  2003  $      254  $      5,285
             2002  $      150  $      6,078
             2001  $      108  $      4,488

                        OPTION GRANTS IN LAST FISCAL YEAR

       None of the Named Executive Officers were granted options in 2003.


   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES


                      Shares                     Number of Securities
                    Acquired on    Value        Underlying Unexercised         Value of Unexercised
                     Exercise    Realized    Options at Fiscal Year-End      In-the-Money Options (1)
                    -----------  ---------  -----------------------------  ------------------------------
Name                                        Exercisable     Unexercisable  Exercisable    Unexercisable
------------------                          --------------  -------------  -------------  ---------------
Robert B. Atwell          1,000  $   4,000          71,500          - 0 -  $     286,000  $         - 0 -
Michael E. Daniels          -0-        -0-          57,500          - 0 -        230,000            - 0 -
Jacqui A. Engebos           -0-        -0-          18,333          1,667         73,332            6,668

----------------
     (1) Reflects information relating only to options held by the Named Executive Officers with exercise prices that were less than the market value of the Company's common stock ($14.00 per share) at December 31, 2003.

EMPLOYMENT  AGREEMENTS

     Robert B. Atwell. Effective April 7, 2000, Nicolet National entered into a three-year employment agreement with Robert B. Atwell regarding Mr. Atwell's employment as our president and chief executive officer. Under the terms of the agreement, Mr. Atwell receives a salary of $166,500 per year, plus benefits, and annual bonus compensation as determined by the Board of Directors. Nicolet National also granted Mr. Atwell an incentive stock option to purchase 30,000 shares and a nonqualified stock option to purchase 42,500 shares of our common stock at an exercise price of $10.00 per share. Mr. Atwell's options vested in equal one-third annual increments over a three-year period beginning on September 30, 2001.

     Mr. Atwell's agreement automatically renews for an additional day each day after April 7, 2000, so that it always has a three-year term, unless either of the parties to the agreement gives notice of his or its intent not to renew the agreement. The agreement also provides various other benefits and subjects Mr. Atwell to non-compete restrictions. Additionally, under Mr. Atwell's agreement, we are obligated to pay Mr. Atwell his base salary for the following terminating events:

     Terminating Event                                      Payment Obligation
     --------------------------------                         of Base Salary
                                                          ----------------------
     Mr. Atwell becomes permanently disabled              Maximum of six months

     Nicolet National terminates Mr. Atwell's employment
     without cause, as defined                            Maximum of 12 months

     Mr. Atwell terminates his employment for cause       Maximum of 12 months

     Mr. Atwell terminates his employment within six
     months after a change of control, as defined         One and one-half times
                                                          base salary and bonus

     Michael E. Daniels. Effective April 7, 2000, Nicolet National entered into a three-year employment agreement with Michael E. Daniels regarding Mr. Daniels' employment as our executive vice president and chief lending officer. Under the terms of the agreement, Mr. Daniels receives a salary of $141,500 per year. Mr. Daniels also receives benefits and annual bonus compensation as determined by the Board of Directors. Nicolet National also granted Mr. Daniels an incentive stock option to purchase 30,000 shares and a nonqualified stock option to purchase 27,500 shares of our common stock at an exercise price of $10.00 per share. Mr. Daniels' options vested in equal one-third annual increments beginning on September 30, 2001.

     Mr. Daniels' agreement automatically renews for an additional day each day after April 7, 2000, so that it always has a three-year term, unless any of the parties to the agreement gives notice of his or its intent not to renew the agreement. The agreement also provides various other benefits and subjects Mr. Daniels to non-compete restrictions. Additionally, under Mr. Daniels' agreement, we are obligated to pay Mr. Daniels his base salary under the same conditions and terms as described above for Mr. Atwell's employment agreement.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who own beneficially more than 10% of the Company's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of the Company's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish the Company with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to the Company, during the fiscal year ended December 31, 2003, our directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements, except that one late report of initial beneficial ownership was filed for Ms. Merkatoris, one late report covering a total of four gifts of Company common stock was filed for Mr. Micoley, one late report covering an exempt grant of options of Company common stock was filed for Ms. Renard and one late report of initial beneficial ownership was filed for Mr. Hetzel. Mr. Hetzel's report was executed and delivered on time by Mr. Hetzel, but was inadvertently filed late as a result of a third party delivery failure.

                           RELATED PARTY TRANSACTIONS

     Directors, executive officers, principal shareholders of the Company and their affiliates have been customers of Nicolet National from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by Nicolet National to these persons are made (1) on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, (2) do not involve more than the normal risk of collectibility or embody other unfavorable features, and (3) comply with specified quantitative limits imposed by federal laws and regulations.

     One of our directors, Robert J. Weyers, is a director of, and holds a one-third ownership interest in, The Weyers Group, a real estate development and investment firm. The Company is contemplating a joint venture with The Weyers Group, or a newly formed entity of the same ownership, in connection with the selection and development of a site for a new headquarters facility. Although the terms of this arrangement have not been completely negotiated, we anticipate that the joint venture would involve a 50% investment of approximately $500,000 by the Company on standard commercial terms reached through arms-length negotiation, with Mr. Weyers abstaining from discussion or deliberations regarding the transaction in his capacity as a director of the Company and the Bank.

               DIRECTOR NOMINATIONS AND SHAREHOLDER COMMUNICATIONS

     DIRECTOR NOMINATIONS. The Executive Committee functions as the nominating committee for the Board of Directors. The Committee has not adopted a formal policy or process for identifying or evaluating nominees, but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of the bank, and professionals in the financial services and other industries. Similarly, the Committee does not prescribe any specific qualifications or skills that a nominee must possess, although it considers the potential nominee's business experience; knowledge of the Company and the financial services industry; experience in serving as a director of the Company or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by the Company; commitment to and availability for service as a director; and any other factors the Committee deems relevant.

     In accordance with the Company's bylaws, the Committee will consider shareholder nominations for directors that are made in writing and delivered between 14 and 50 days before a meeting at which directors are to be elected, although if less than 21 days notice of the meeting is provided to shareholders, the nomination must be delivered by the close of business on the seventh day after the date on which the notice was mailed. The nomination must state, to the extent known to the nominating shareholder: (i) the nominee's name, address and occupation; (ii) the total number of shares to be voted for the nominee; and
(iii) the notifying shareholder's name, address and number of shares owned. Nominations not made in accordance with this procedure may be disregarded by the chair of the meeting at which the election is to be held.

     SHAREHOLDER PROPOSALS. To be included in the Company's annual proxy statement, shareholder proposals not relating to the election of directors must be received by the Company at least 120 days before the one-year anniversary of the mailing date for the prior year's proxy statement, which in our case would require that proposals be submitted prior to November 23, 2004 for next year's annual meeting. The persons named as proxies in the Company's proxy statement for the meeting will, however, have discretionary authority to vote the proxies they have received as they see fit with respect to any proposals received less than 60 days prior to the meeting date. Our bylaws require that the notice describe: (i) the proposal and the reason it is being brought before the meeting; (ii) the proponent's name and address and the number of shares he or she beneficially owns; and (iii) any material interest of the proponent in the proposal. SEC Rule 14a-8 provides additional information regarding the content and procedure applicable to the submission of shareholder proposals.

     SHAREHOLDER COMMUNICATIONS. Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, and sending it to the Secretary of the Company at the Company's principal office at 110 South Washington Street, Green Bay, Wisconsin 54301. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.


Green  Bay,  Wisconsin
March  22,  2004
                                   ___________

     The Company's Annual Report to Shareholders, which includes audited financial statements for the Company, has been mailed to shareholders of the Company with these proxy materials. The Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                   APPENDIX A
                                   ----------

                            NICOLET BANKSHARES, INC.
                             AUDIT COMMITTEE CHARTER

MEMBERSHIP
----------
All members of the audit committee shall be independent of the management of the company and free of any relationship that, in the judgment of the board, would interfere with their exercise of independent judgment as audit committee members. Each member of the audit committee must satisfy all applicable membership and independence requirements set forth in the rules and regulations by regulatory bodies. The board must make any affirmative determinations concerning the issue of independence of any director required under the rules and regulations of any applicable exchange.

Audit committee members will not have an interest in the company or engage in related party transactions that would have a material adverse effect on their independence or ability to act in the best interest of the shareholders.

If there is any basis for believing an audit committee member is not independent, the facts and circumstances should be reported to the general counsel and the board, and no action should be taken until the board, or the nominating committee thereof, has determined that the audit committee member is truly independent.

Audit committee members cannot vote on any matter in which they, directly or indirectly, have a material interest.

FREQUENCY OF MEETINGS
---------------------
The committee shall meet as frequently as circumstances dictate, but no less than four times annually. The chairperson shall prepare and/or approve an agenda in advance of each meeting. A majority of the members of the committee shall constitute a quorum. The committee shall maintain minutes or other records of meetings and activities of the committee.

The committee shall, through its chairperson, report regularly to the board following the meetings of the Committee, addressing such matters as the quality of the company's financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function or other matters related to the committee's functions and responsibilities.

RESPONSIBILITIES OF THE AUDIT COMMITTEE
---------------------------------------
The audit committee shall be directly responsible for the appointment and dismissal, compensation, and oversight of the company's independent auditor, and may not delegate any of such responsibilities to others. The audit committee shall assist the board in its oversight of:
     -    The integrity of the company's financial statements
     -    The company's compliance with legal and regulatory requirements
     -    The independent auditor's qualifications and independence
     - The performance of the company's internal audit function and the company's independent auditor

The audit committee shall also prepare the report to be included in the company's annual proxy statement.

The audit committee shall assist the board in fulfilling its oversight responsibilities by:
     - Reviewing the company's financial information that will be provided to its shareholders
     - Working with management to establish, subject to the approval of the board, the systems of internal controls
     - Reviewing the systems of internal controls and reports of variance from those controls
     -    Reviewing all audit processes and results of internal audits
     -    Reviewing the company's accounting, reporting and financial practices

The responsibilities of a member of the audit committee are in addition to responsibilities as a member of the board.

Each member of the audit committee will be compensated separately for service on the audit committee.

The audit committee does not prepare financial statements on behalf of the company or perform the company's audits, and its members are not the company's auditors and do not certify the company's financial statements. The company's management and independent auditor perform these functions.

The audit committee shall perform such other functions as are required by law, the company's articles of incorporation or bylaws, or the board of directors.

RESPONSIBILITIES AND DUTIES
---------------------------

The audit committee:
     - Shall meet at the request of the chief financial officer or the independent auditor and shall meet at least once every quarter in regular session, or more frequently as circumstances dictate
     - Shall meet with the chief financial officer separately at least once every quarter to review the accounts of the company
     - Shall recommend to the board whether the audited financial statements should be included in the company's annual report on Form 10-K
     - Shall prepare the audit committee report to be included in the company's annual proxy statement
     - May conduct or authorize investigations into any matters within its scope of responsibilities
     - Shall review and discuss with management the policies and guidelines for risk assessment and management
     - May take any other action permitted by applicable laws, rules and regulations necessary to accomplish any action authorized by this charter or to further the goals of the audit committee as set forth in their charter
     -    Shall report its actions and budget to the board

All meetings of the audit committee required by this charter are open to all Board members. Portions of all meetings with independent accountants shall be held without any members of management present. Meetings may be held in person or by telephone at the discretion of the chair of the audit committee.

ASSISTANCE FROM OTHERS
----------------------
The audit committee may request reports from the chief executive officer, chief financial officer or others. The audit committee may retain (and determine the funding for) experts to advise or assist it, including outside counsel, accountants, financial analysts or others, and the company shall provide sufficient funding therefore.

RELATIONSHIPS WITH INDEPENDENT AUDITORS
---------------------------------------
In order to retain independent auditors to review the records and accounts of the company, the audit committee shall:
     - Have the sole authority to appoint (and dismiss) independent auditors to conduct company audits or to perform permissible non-audit services, with the independent auditor ultimately accountable to the audit committee with respect to audit and related work and to oversee the performance of services by the independent auditor
     - Review the independent auditor's scope and audit plan prior to the commencement of the audit
     - Determine the scope of the audit and the associated fees to be paid to the independent auditor (for both audit and permissible non-audit work)
     - Discuss with the independent auditor any relationships that may affect the auditor's independence
     -    Confirm  and  oversee  the  independence  of  the  auditor
     - Establish policies for the company's hiring of employees or former employees for the auditor

In its review of the independent auditor, the audit committee shall:

     - Review the qualifications and experience of senior members of the audit team
     - Ensure that the independent auditor provides the audit committee (for their review) with timely reports of:
          1.   All  critical  accounting  policies  and  practices
          2. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, effects of using such alternatives, and the treatment preferred by the independent auditing firm
          3. Other material written communications between the independent auditor and management
     - Review the independent auditor's reports on the adequacy of the company's internal controls, including computerized information system controls and security
     - Obtain and review annually a report by the independent auditor describing:
          1.   The  auditing  firm's  internal  quality  control  procedures
          2. Any material issues raised by its most recent quality control review or investigation within the preceding five years and steps taken to resolve those issues, and
          3.   All relationships between the independent auditor and the company

Prior to the release or filing thereof, the audit committee shall review documents containing the company's financial statements, including the interim financial reports and filings with the SEC or other regulators. The audit committee shall specifically review:

     - With the independent auditor and management, their processes for assessment of material misstatements, identification of the notable risk areas, and their response to those risks
     - With management and the independent auditor, the company's annual and quarterly financial statements and related footnotes as well as all of the company's securities filings prior to their filing and release, paying particular attention to disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"
     - The independent auditor's audit of and report on the financial statements
     - With the independent auditor, any additions or changes in auditing or accounting principles suggested by the independent auditor, management or the internal auditor
     - With the independent auditor, the management letter provided by the independent auditor and the company's response
     - The independent auditor's qualitative judgment about the appropriateness, and not just the acceptability, of accounting principles, use of estimates, basis for determining the amounts of estimates, and financial disclosures
     - With the independent auditor, any significant difficulties or disputes with management encountered during the course of the audit
     - Any material financial or non-financial arrangements of the company that do not appear on the financial statements of the company and their related risks
     - With management and the independent auditor, the effect of regulatory and accounting initiative as well as accounting principles and their alternatives that have a significant effect on the company's financial statements
     - Any transactions or courses of dealing with parties related to the company that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, or that are relevant to an understanding of the company's financial statements
     - Any other matters related to the annual company audit, including those matters that are required to be communicated to the audit committee under applicable law and generally accepted auditing standards

APPROVAL OF SERVICES PROVIDED BY INDEPENDENT AUDITORS
-----------------------------------------------------

The audit committee shall approve any audit services and any permissible non-audit services prior to the commencement of the services. In making its pre-approval determination, the audit committee shall consider whether providing the non-audit services are compatible with maintaining the independent auditor's independence. If this preapproval is delegated to an independent audit committee member or members, such member or members shall present a report of actions or decisions at the next scheduled audit committee meeting.

PROHIBITED NON-AUDIT SERVICES
-----------------------------
The independent auditor contemporaneously with the audit may not provide the following services:
     - Bookkeeping or other services related to the accounting records or financial statements of the company

     -    Financial  information  systems  design  and  implementation
     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
     -    Actuarial  services
     -    Internal  audit  outsourcing  services
     -    Management  functions  or  human  resources
     -    Broker  or  dealer, investment adviser, or investment banking services
     -    Legal  services  and  expert  services  unrelated  to  the  audit
     - Any other service that the Public Company Accounting Oversight Board determines is impermissible

RELATIONSHIPS WITH THE INTERNAL AUDIT FUNCTION
----------------------------------------------
The  audit  committee  shall:
     - Be solely and directly responsible for the appointment, replacement, reassignment or dismissal of the company's internal auditors
     - Establish procedures to assess the effectiveness and performance of the internal auditors
     - Take steps that are, in the sole judgment of the audit committee, reasonable or necessary to ensure that the internal auditors are independent and the compensation and benefits allocated to the internal auditors are not subject to review or termination without the consent of the audit committee

The audit committee shall consider and review with management and the internal auditor:

     - The company's internal control structure and procedures for financial reporting and disclosure
     - The results of internal audits, management recommendation letters and report of the internal auditor
     -    Significant finding during the year and management's responses to them
     - Significant difficulties encountered during the course of their audits, including any restrictions on the scope of their work or access to required information
     -    Changes  required  in  the  planned  scope  of  their  audit  plan
     - The internal auditor's compliance with the Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing

OVERSIGHT  OF  CORPORATE  COMPLIANCE  FUNCTION
----------------------------------------------
The audit committee shall:
     - Discuss significant risk exposures periodically with the independent auditor, management and internal auditors
     - Review the steps and programs that management and the internal auditors have taken to identify, monitor, control and report such exposures
     - Establish procedures whereby employees can confidentially and anonymously submit to the audit committee concerns or issues regarding the company's accounting or auditing matters
     - Establish procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters, including their controls - Review any transactions with related parties and the procedures used to identify related parties
     - Periodically require management, the internal auditor and the independent auditor to review, report and comment on significant company risks or exposures and actions needed to minimize such risks or exposures
     - Review the company's code of ethics and recommend any changes or additions
     - Discuss periodically with management and evaluate the effectiveness of compliance with the company's code of ethics and laws and regulations
     - Review with management the company's policies to encourage the reporting of potential illegalities and questionable accounting or auditing matters
     - Review management recommendations to the board for changes that reflect changes in law or policy
     - Review with the company's outside legal counsel any legal matters that may materially affect the company
     - Consider any emerging issues that the audit committee should become involved with in the future

AUDIT  COMMITTEE  FORMALITIES  AND  CHARTER
-------------------------------------------

The  audit  committee  shall:
     - Review and reassess annually the adequacy of this audit committee charter and recommend any changes to the board
     - Report periodically to the board on the audit committee's activities and findings, including any issues regarding the quality or integrity of the company's financial statements, compliance with legal and regulatory requirements, the performance and independence of the company's independent auditor and the performance of the internal auditors
     -    Keep  appropriate  minutes

PROXY - NICOLET BANKSHARES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NICOLET BANKSHARES, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 4, 2004, AT 5:00 P.M.

The undersigned hereby appoints Robert B. Atwell, Michael E. Daniels and Jacqui
A. Engebos, or any of them, as Proxies each with the power to appoint his or her substitute, and hereby authorizes them or any of them to represent and to vote, as designated below, all of the common stock of Nicolet Bankshares, Inc. (the "Company"), which the undersigned would be entitled to vote if personally present at the 2004 Annual Meeting of Shareholders to be held at the Lambeau Field Atrium, Third Level, 1265 Lombardi Avenue, Green Bay, Wisconsin, and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying Notice of Annual Meeting and Proxy Statement.

When this proxy is properly executed and not revoked, the shares it represents will be voted at the Annual Meeting in accordance with choices specified below and in the discretion of the proxy holders on all other matters properly coming before the Annual Meeting. If no choice is specified, this proxy will be voted FOR the nominees listed in Proposal 1. The Board of Directors recommends a vote
---
FOR Proposal 1.
---

(Be sure to Complete Reverse Side)

PLEASE RETURN PROXY AS SOON AS POSSIBLE
---------------------------------------

ANNUAL MEETING PROXY CARD

A     ELECTION OF DIRECTORS


1:    The Board of Directors recommends a vote FOR the listed nominees:

                      FOR  WITHHOLD                         FOR  WITHHOLD                       FOR  WITHHOLD
Robert B. Atwell      [ ]       [ ]  James M. Halron        [ ]       [ ]  Susan L. Merkatoris  [ ]       [ ]
Michael E. Daniels    [ ]       [ ]  Philip J. Hendrickson  [ ]       [ ]  Wade T. Micoley      [ ]       [ ]
Wendell E. Ellsworth  [ ]       [ ]  Andrew F. Hetzel, Jr.  [ ]       [ ]  Ronald C. Miller     [ ]       [ ]
Deanna L. Favre       [ ]       [ ]  Terrence J. Lemerond   [ ]       [ ]  Sandra A. Renard     [ ]       [ ]
Michael F. Felhofer   [ ]       [ ]  Donald J. Long, Jr.    [ ]       [ ]  Robert J. Weyers     [ ]       [ ]

Instruction: To maximize the number of nominees elected to the Company's Board of Directors, unless otherwise specified below, this proxy authorizes the proxies named above to cumulate all votes that the undersigned is entitled to cast at the Annual Meeting for, and to allocate such votes among, one or more of the nominees listed above as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write "Cumulate For" and the number of shares and the name(s) of the nominee(s) on this line:_____________________________________________________________________

      [ ] I WILL ATTEND THE MEETING.    [ ] I WILL NOT ATTEND THE MEETING.

B     AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR
YOUR INSTRUCTIONS TO BE EXECUTED.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

Signature 1 - Please keep signature within the box  Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
--------------------------------------------------  --------------------------------------------------  -----------------
|                                                |  |                                                |  |               |
|                                                |  |                                                |  |       /  /    |
|                                                |  |                                                |  |               |
--------------------------------------------------  --------------------------------------------------  -----------------